As filed with the Securities and Exchange Commission on May 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 8, 2013
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of Bank of America Corporation (the "Company") was held on May 8, 2013.
(b) The stockholders elected all of the Company's nominees for director; approved the advisory vote on executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for 2013. The stockholders did not approve any of the stockholder proposals, which are listed below.

1. Election of Directors:

	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Sharon L. Allen	5,596,771,100	58,558,032	26,391,435	2,608,099,884
Susan S. Bies	5,594,470,164	61,164,115	26,100,586	2,608,099,884
Jack O. Bovender, Jr.	5,594,101,620	59,338,355	28,292,029	2,608,099,884
Frank P. Bramble, Sr.	5,568,126,742	85,265,324	28,342,763	2,608,099,884
Arnold W. Donald	5,409,413,425	244,133,789	28,183,231	2,608,099,884
Charles K. Gifford	5,556,971,998	98,066,721	26,694,748	2,608,099,884
Charles O. Holliday, Jr.	5,571,111,444	82,656,030	27,967,446	2,608,099,884
Linda P. Hudson	5,578,909,561	76,361,464	26,462,697	2,608,099,884
Monica C. Lozano	5,581,848,896	74,198,726	25,687,962	2,608,099,884
Thomas J. May	5,583,216,260	67,999,413	30,520,581	2,608,099,884
Brian T. Moynihan	5,589,058,927	68,832,847	23,841,229	2,608,099,884
Lionel L. Nowell, III	5,591,170,519	62,971,568	27,592,569	2,608,099,884
R. David Yost	5,549,073,974	104,553,538	28,108,218	2,608,099,884

2. Advisory (Non-Binding) Vote to Approve Executive Compensation (Say On Pay):

For	5,268,991,732
Against	344,914,805
Abstain	67,818,373
Broker Non-Votes	2,608,099,884

3. Ratification of the Appointment of the Registered Independent Public Accounting Firm for 2013:

For	8,096,772,602
Against	147,051,513
Abstain	45,990,940
Broker Non-Votes	—

4. Stockholder Proposal: Report on Political Contributions:

For	1,968,987,498
Against	3,410,147,822
Abstain	302,566,853
Broker Non-Votes	2,608,099,884

5. Stockholder Proposal: Proxy Access:

For	494,032,001
Against	5,128,430,284
Abstain	59,238,797
Broker Non-Votes	2,608,099,884

6. Stockholder Proposal: Multiple Board Service:

For	243,750,264
Against	5,383,880,197
Abstain	54,079,248
Broker Non-Votes	2,608,099,884

7. Stockholder Proposal: Political Contributions:

For	251,289,858
Against	5,245,813,879
Abstain	184,602,632
Broker Non-Votes	2,608,099,884

8. Stockholder Proposal: Mortgage Servicing:

For	1,345,745,166
Against	4,025,697,688
Abstain	310,282,789
Broker Non-Votes	2,608,099,884

9. Floor Proposal: Climate Change Risk Mitigation:

For	1,029
Against	5,681,738,832
Abstain	—
Broker Non-Votes	—

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Jennifer E. Bennett
Jennifer E. Bennett
Assistant Secretary and Associate General Counsel
Dated: May 8, 2013